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                                                                    Exhibit 2.2

                          MUTUAL TERMINATION AGREEMENT

      This MUTUAL TERMINATION AGREEMENT is entered into as of January 3, 2008 (this "Agreement"), by and among Bradford Bancorp, Inc., a Maryland corporation ("Bradford Bancorp"), Bradford Bank MHC, a federally chartered mutual holding company (the "MHC"), Bradford Mid-Tier Company, a federally chartered subsidiary holding company ("Bradford Mid-Tier"), Bradford Bank, a federally chartered stock savings bank ("Bradford Bank", and collectively with Bradford Bancorp, the MHC and Bradford Mid-Tier, "Bradford") and Patapsco Bancorp, Inc., a Maryland corporation ("Patapsco").

                                    RECITALS
                                    --------

      WHEREAS, Bradford and Patapsco are parties to that certain Agreement and Plan of Merger dated as of March 19, 2007 (the "Merger Agreement") (capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement); and

      WHEREAS, the respective boards of directors of Bradford and the board of directors of Patapsco have determined it is in the best interests of their respective corporations and stockholders to terminate the Merger Agreement as provided herein effective immediately upon execution of this Agreement and the execution by Bradford Mid-Tier and delivery to Patapsco of the attached $2,000,000 Promissory Note from Bradford Mid-Tier (in executed form referred to as the "Promissory Note").

                                    AGREEMENT
                                    ---------

      NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1.    Termination of Merger Agreement.
      -------------------------------
      (a) Bradford and Patapsco hereby terminate the Merger Agreement pursuant to Section 7.1(a) of the Merger Agreement, effective immediately upon the execution of this Agreement and Patapsco's receipt of the Promissory Note.

      (b) Bradford Mid-Tier shall deliver to Patapsco the Promissory Note. Patapsco agrees and acknowledges that receipt of the Promissory Note shall constitute full and final satisfaction of any and all obligations of Bradford under the Merger Agreement.

      (c) Bradford agrees to terminate any affiliate letter executed by a Patapsco director or officer in connection with the Merger Agreement at the request of such director or officer.

2.    Effect of Termination; Mutual Discharge and Release. Each party hereto, on
      ---------------------------------------------------
behalf of itself and, to the extent permitted by law, its affiliates, subsidiaries, directors, officers, stockholders, employees, agents, financial and legal advisors and other representatives, and the successors and assigns of each of them (each, a "Releasing Party"), hereby fully, finally and forever

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releases each other party hereto and each of their respective affiliates, subsidiaries, directors, officers, stockholders, employees, agents, financial and legal advisors and other representatives, and the successors and assigns of each of them, from any and all liabilities and obligations, claims, causes of action and suits, at law or in equity, whether arising under any United States federal, state or local or any foreign law or otherwise, that any Releasing Party has or has had arising out of, relating to, or in connection with the Merger Agreement and the transactions contemplated thereby, including, without limitation, any liability or obligation arising out of any breach of any representation, warranty, covenant or agreement contained in the Merger Agreement (including any fee set forth in Section 7.2 of the Merger Agreement), provided that nothing in this Section 2 shall impair the survival and full force of the terms of the Confidentiality Agreement or Patapsco's right to receive the Promissory Note pursuant to Section 1 hereof.

3.    Survival of Confidentiality Agreement.
      -------------------------------------

      (a) Notwithstanding anything contained in this Agreement to the contrary, the provisions of the Confidentiality Agreement dated as of December 13, 2006 between Patapsco and Bradford (the "Confidentiality Agreement") shall survive and remain in full force and effect in accordance with their terms.

      (b) Each of Patapsco and Bradford shall promptly deliver to the other all agreements, documents, contracts, instruments, books, records, materials and other information (in any format) ("Proprietary Information") of the other party, and, at the other party's sole election, return or destroy (provided that any such destruction shall be certified by a duly authorized representative of the party) all copies, reproductions, summaries, analyses or extracts thereof or based thereon (whether in hard-copy form or on intangible media, such as electronic mail or computer files) in the party's possession or in the possession of any of its representatives. Notwithstanding the return or destruction of any Proprietary Information, or documents or material containing or reflecting any Proprietary Information, the parties will continue to be bound by their obligations of confidentiality and other obligations hereunder for the term of the Confidentiality Agreement (or such other term as may be applicable to the specific obligation).

4.    Representations and Warranties. Each of Bradford and Patapsco hereby
      ------------------------------
represents and warrants to the other party that: (a) it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions of this Agreement, (b) this Agreement has been duly authorized, executed and delivered by such party, and (c) this Agreement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity.

5.    Public Announcement. Patapsco and Bradford will issue a mutually agreed
      -------------------
upon joint press release (the "Initial Release") upon the signing of this Agreement with respect to this Agreement and the termination of the Merger Agreement. Except as required by law or applicable listing agreement, no other press release shall be issued regarding the termination of the Merger Agreement by either Bradford or Patapsco without the prior written consent of the other.

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Notwithstanding the foregoing, both Bradford and Patapsco will be permitted to make reference to the matters addressed in this Agreement in other press releases or required filings with the Securities and Exchange Commission, provided that such references are consistent in substance with the Initial Release or are required by applicable law or listing requirements.

6.    Governing Law. This Agreement shall be governed by and construed in
      -------------
accordance with the laws of the State of Maryland, without giving effect to the conflict of law provisions thereof (except to the extent that mandatory provisions of federal law are applicable). This Agreement shall be binding upon any successor to Bradford or Patapsco.

7.    Specific Performance. The parties hereto agree that irreparable damage
      --------------------
would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. It is accordingly agreed that in any proceeding seeking specific performance each of the parties will waive the defense of adequacy of a remedy at law.

                            [Signature page follows]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first written above.


                                    BRADFORD BANK MHC


                                    By:   /s/ Dallas R. Arthur
                                          ------------------------
                                          Dallas R. Arthur
                                          President

                                    BRADFORD MID-TIER COMPANY


                                    By:   /s/ Dallas R. Arthur
                                          ------------------------
                                          Dallas R. Arthur
                                          President

                                    BRADFORD BANK


                                    By:   /s/ Dallas R. Arthur
                                          ------------------------
                                          Dallas R. Arthur
                                          President

                                    BRADFORD BANCORP, INC.


                                    By:   /s/ Dallas R. Arthur
                                          ------------------------
                                          Dallas R. Arthur
                                          President and
                                          Chief Executive Officer

                                    PATAPSCO BANCORP, INC.



                                    By:   /s/ Michael J. Dee
                                          ------------------------
                                          Michael J. Dee
                                          President, Chief Executive Officer
                                          and Chief Financial Officer

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Baltimore, Maryland
$2,000,000.00
Dated To Be Effective As Of
January 3, 2008

                                 PROMISSORY NOTE
                                 ---------------

      FOR VALUE RECEIVED, the undersigned, BRADFORD MID-TIER COMPANY, a federally chartered subsidiary holding company ("OBLIGOR"), promises to pay to the order of PATAPSCO BANCORP, INC. ("OBLIGEE"), at the OBLIGEE'S offices at 1301 Merritt Boulevard, Dundalk, Maryland 21222 or at such other places as the holder of this Promissory Note may from time to time designate, the principal sum of Two Million Dollars ($2,000,000.00), together with interest thereon at the rate or rates hereafter specified until paid in full and any and all other sums which may be owing to the holder of this Promissory Note by the OBLIGOR pursuant to this Promissory Note. This Promissory Note evidences the "TERMINATION FEE" as such term is defined in the MUTUAL TERMINATION AGREEMENT dated January 3, 2008, between the OBLIGOR, the OBLIGEE, BRADFORD BANCORP, INC., a Maryland corporation, BRADFORD BANK MHC, a federally chartered mutual holding company, and BRADFORD BANK, a federally chartered stock savings bank (as the same may be amended, modified, extended, renewed, restated, supplemented or replaced from time to time, "TERMINATION AGREEMENT"). The following terms shall apply to this Promissory Note.

     1. Interest Rate. Interest on the unpaid balance of the said principal sum
         -------------
shall be computed at the annual rate equal to the "Prime Rate of Interest" plus one percent (1%). The "Prime Rate of Interest" shall be defined as the highest published base rate of interest per annum charged on corporate loans at large U.S. money center commercial banks, from time to time published by The Wall Street Journal, New York, New York, presently designated under the category of "Money Rates", as the same may fluctuate from time to time. Provided, however, that in the event that all sums due and payable under the terms of this Note are not paid on or before July 31, 2008, then the rate of interest applicable to this Note, beginning on August 1, 2008, shall increase to the "Prime Rate of Interest" with such interest rate remaining in effect until complete payment of all amounts due hereunder by OBLIGOR or the entrance of judgment on this Promissory Note, as defined above, plus three percent (3%) per annum, on all sums remaining due under this Note as of August 1, 2008. The rate of interest shall be adjusted daily. Interest shall be calculated on the basis of a 365 or 366-day year, as applicable, factor applied to the actual days elapsed. If at any time the "Prime Rate of Interest" shall not be published, the OBLIGEE shall choose another substantially similar Prime Rate of Interest.

     2. Payment. The OBLIGOR shall pay accrued and unpaid interest, plus any
         -------
applicable late payment charge, in consecutive quarterly payments beginning on the first calendar day of the first calendar quarter following the date of this Promissory Note and continuing on the first calendar day of each succeeding calendar quarter until the final and absolute due date of this Promissory Note (the "Maturity Date"). The principal sum of $2,000,000.00, plus all accrued and unpaid interest and late charges shall be due and payable by OBLIGOR to OBLIGEE on or before December 31, 2008, which date is the final and absolute maturity date of this Promissory Note, by which time all sums due hereunder, including principal, interest, and any applicable charges and fees, shall be paid in full:

        2.1 Late Charges. If any quarterly payment due hereunder, including the
            ------------
final installment, is not received by the OBLIGEE within fifteen (15) calendar days after its due date, the OBLIGOR shall pay a late charge equal to five percent (5%) of the quarterly payment then due. The late payment charges shall be due whether or not the OBLIGEE declares this Promissory Note in default or accelerates and demands immediate payment of the sums due hereunder. The existence of the right of the OBLIGEE to receive a late payment charge shall not be construed as a grace period under this Promissory Note.

        2.2 Application of Payments. All payments hereunder shall be applied
            -----------------------
first to late charges or other sums owing to the OBLIGEE, next to accrued interest, and then to principal.

        2.3 Prepayment. This Note may be prepaid in whole or in part at anytime
            ----------
without penalty.

     3. Rights Upon Default. If the full payment of the $2,000,000.00 principal
        -------------------
sum, and all interest and other sums required to be paid by this Note is not

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made by the said maturity date, or if OBLIGOR shall violate any agreement contained in this Promissory Note, it shall constitute an "EVENT OF DEFAULT." Upon the occurrence of an "EVENT OF DEFAULT," the holder of this Promissory Note shall have the following rights in addition to all other rights and remedies available under the TERMINATION AGREEMENT:

        3.1. Acceleration. The holder of this Promissory Note, in the holder's
             ------------
sole discretion and without notice or demand, may declare the entire unpaid principal balance plus accrued interest and all other sums due hereunder immediately due and payable.

        3.2. Notice and Right to Cure. Notwithstanding anything herein
             ------------------------
contained to the contrary, upon the occurrence of an EVENT OF DEFAULT under this Note, such EVENT OF DEFAULT shall not be deemed a "Default", and OBLIGEE or holder shall not be entitled to exercise any rights upon default unless such default has not been cured within ten (10) days after receipt by OBLIGOR of written notice of such EVENT OF DEFAULT from the OBLIGEE.

     4. Interest Rate After Judgment. If judgment is entered against the OBLIGOR
        ----------------------------
on this Promissory Note, the amount of the judgment entered (which may include principal, interest, fees, and costs) shall bear interest at the higher of the maximum interest rate imposed upon judgments by applicable law, to be determined on the date of the entry of the judgment.

     5. Expenses Of Collection And Attorneys' Fees. Should this Promissory Note
        ------------------------------------------
be referred to an attorney for collection after an EVENT OF DEFAULT, whether or not or suit has been filed, the OBLIGOR shall pay all of the holder's reasonable costs, fees and expenses, including reasonable attorneys' fees, resulting from such referral and collection efforts.

     6. Extensions Of Maturity. All parties to this Promissory Note agree that
        ----------------------
the maturity of this Promissory Note, or any payment due hereunder, may be extended at any time or from time to time without releasing, discharging, or affecting the liability of such party, provided that any such extension is agreed to in a writing executed by the OBLIGOR and the OBLIGEE.

     7. Manner And Method Of Payment. All payments called for in this Promissory
        ----------------------------
Note shall be made in lawful money of the United States of America. If made by check, draft, or other payment instrument, such check, draft, or other payment instrument shall represent immediately available funds. In the holder's discretion, any payment made by a check, draft, or other payment instrument shall not be considered to have been made until such time as the funds represented thereby have been collected by the holder. Should any payment date fall on a non-banking day, the OBLIGOR shall make the payment on the next succeeding banking day.

     8. Notices. Any notice or demand required or permitted by or in connection
        -------
with this Promissory Note shall be given in the manner specified in the TERMINATION AGREEMENT for the giving of notices under the TERMINATION AGREEMENT.

     9. Assignability. This Promissory Note may be assigned by the OBLIGEE or
        -------------
any holder at any time or from time to time.

     10. Binding Nature. This Promissory Note shall inure to the benefit of and
         --------------
be enforceable by the OBLIGEE and the OBLIGEE'S successors and assigns and any other person to whom the OBLIGEE or any holder may grant an interest in the OBLIGOR'S obligations hereunder, and shall be binding and enforceable against the OBLIGOR and the OBLIGOR'S successors and assigns.

     11. Invalidity Of Any Part. If any provision or part of any provision of
         ----------------------
this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

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     12. Choice Of Law. The laws of the State of Maryland (excluding, however,
         -------------
conflict of law principles) shall govern and be applied to determine all issues relating to this Promissory Note and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this Promissory Note and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this Promissory Note or which occurred or were to occur as a direct or indirect result of this Promissory Note having been executed.

     13. Consent To Jurisdiction; Agreement As To Venue. The OBLIGOR irrevocably
         ----------------------------------------------
consents to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. The OBLIGOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the OBLIGEE or in the United States District Court for the District of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

     14. Unconditional Obligations. The OBLIGOR'S obligations under this
         -------------------------
Promissory Note shall be the absolute and unconditional duty and obligation of the OBLIGOR. The OBLIGEE, and all other parties to this Promissory Note, whether maker, endorser or guarantor waive presentment, notice of dishonor and protest.

     15. Seal And Effective Date. This Promissory Note is an instrument executed
         -----------------------
under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution and delivery.

     16. Tense; Gender; Defined Terms; Section Headings. As used herein, the
         ----------------------------------------------
singular includes the plural and the plural includes the singular. A reference to any gender also applies to any other gender. Defined terms are entirely capitalized throughout. The section headings are for convenience only and are not part of this Promissory Note.

     17. Waiver Of Jury Trial. The OBLIGOR (by execution of this Promissory
         --------------------
Note) and the OBLIGEE (by acceptance of this Promissory Note) agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by or against the OBLIGOR or the OBLIGEE, or any successor or assign of the OBLIGOR or the OBLIGEE, on or with respect to this Promissory Note, or which in any way relates, directly or indirectly, to the obligations of the OBLIGOR to the OBLIGEE under this Promissory Note, shall be tried only by a court and not by a jury. THE OBLIGOR AND THE OBLIGEE HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

     18. Covenants.
         ---------

        a. OBLIGOR shall not take any action to (i) change its status as the mid-tier stock holding company of Bradford Bank, (ii) reduce its ownership in Bradford Bank, (iii) consolidate or merge (whereby the OBLIGOR is not the surviving entity) with another entity that does not expressly agree to assume the Promissory Note or (iv) be a party to any agreement or plan regarding the above; provided, however, that OBLIGOR may sell a portion of its stock to the public or be a party to a plan to convert Bradford Bank MHC from mutual to stock form. Subject to regulatory approval, proceeds of any such stock offering or conversion shall be used to pay any amounts owed hereunder within three business days of the closing of the stock offering, whether or not any principal or interest payments are due at such time.

        b. OBLIGOR shall provide OBLIGEE with a copy of its audited financial statements promptly following its issuance.

     19. Confession of Judgment. IN THE EVENT THIS PROMISSORY NOTE OR ANY AMOUNT
         ----------------------
DUE HEREUNDER IS NOT PAID AS OF THE DATE WHEN DUE (WHETHER ON THE DATE DUE OR BY ACCELERATION ), OR IN THE EVENT OF A DEFAULT AS DESCRIBED UNDER THIS PROMISSORY NOTE, AFTER THE EXPIRATION OF ANY APPLICABLE CURE PERIODS, THE OBLIGOR AUTHORIZES THE CLERK, OR ANY ATTORNEY OF ANY COURT OF RECORD, TO APPEAR FOR IT AND ENTER JUDGMENT BY CONFESSION FOR THE ENTIRE UNPAID PRINCIPAL BALANCE THEN OUTSTANDING UNDER THIS PROMISSORY NOTE, TOGETHER WITH INTEREST, COURT COSTS AND

ATTORNEY'S FEES EQUAL TO TWO PERCENT (2%) OF THE ENTIRE UNPAID AMOUNT OF THIS PROMISSORY NOTE. (IF THE ACTUAL ATTORNEY'S FEES EXPENDED BY THE OBLIGEE IN UNDERTAKING AND COMPLETING ALL COLLECTION EFFORTS UNDER THIS PROMISSORY NOTE ARE LESS THAN TWO PERCENT (2%), THE OBLIGEE WILL REDUCE THE CONFESSION OF JUDGMENT BY AN AMOUNT EQUAL TO THE DIFFERENCE BETWEEN SAID TWO PERCENT (2%) AND THE AMOUNT OF THE OBLIGEE'S ACTUAL ATTORNEY'S FEES. IF THE ACTUAL ATTORNEY'S FEES ARE MORE THAN TWO PERCENT (2%), OBLIGEEE SHALL PROVIDE EVIDENCE OF SUCH AMOUNT AND OBLIGOR AGREES TO THE ENTRANCE OF A JUDGMENT BY CONFESSION FOR THE LARGER AMOUNT.) THE AUTHORITY AND POWER TO APPEAR AND ENTER JUDGMENT AGAINST THE OBLIGOR SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO. SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE OBLIGEE SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS PROMISSORY NOTE SHALL BE SUFFICIENT WARRANT.

     20. Rights and Remedies. The rights and remedies of the OBLIGEE or any
         -------------------
other Holder hereof under this Promissory Note shall be cumulative and concurrent and may be pursued and exercised singularly, successively, or concurrently at the sole discretion of the OBLIGEE or any other Holder hereof and may be exercised as often as the OBLIGEE or any other Holder hereof shall deem necessary or desirable, and the non-exercise by the OBLIGEE or any other Holder hereof of any such rights and remedies in any particular instance shall not constitute in any way a waiver or release thereof in that or any subsequent instance.

     21. Waiver. Neither the OBLIGOR or OBLIGEE shall be bound by any waiver of
         ------
any provision of this Promissory Note unless such waiver is provided in writing to such other party.

      IN WITNESS WHEREOF, the OBLIGOR has duly executed this Promissory Note under seal as of the date first above written.

WITNESS/ATTEST:                      OBLIGOR:

                                     BRADFORD MID-TIER COMPANY


/s/ David L. Costello, III           By:  /s/ Dallas R. Arthur
---------------------------               ---------------------------
                                          DALLAS R. ARTHUR, President


                                 ACKNOWLEDGMENT
                                 --------------

STATE OF MARYLAND, CITY/COUNTY OF Baltimore, TO WIT:

     I HEREBY CERTIFY that on this 3rd day of January, 2008, before me, the undersigned Notary Public of the State of Maryland, personally appeared
DALLAS R. ARTHUR, and acknowledged himself to be the President of BRADFORD MID-TIER COMPANY, a federally chartered subsidiary holding company, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of BRADFORD MID-TIER COMPANY by himself as President.

     IN WITNESS MY Hand and Notarial Seal.

                                    /s/ Kimberly A. Ruckle
                                    ----------------------------------------
                                    NOTARY PUBLIC
                                    My Commission Expires: August 10, 2011
                                                           ---------------------